SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): December 21, 1998

                               National Technical Systems, Inc.
                      (Exact name of registrant as specified in charter)

            California                       0-16438          95-4134955
           (State or other jurisdiction    (Commission      (IRS employer
            of incorporation)               file number)    identification no.)


            24007 Ventura Boulevard, Suite 200, Calabasas, California   91302
            (Address of principal executive offices)                  (Zip code)

              Registrant's telephone number, including area code: (818) 591-0776

                (Former name or former address, if changed since last report)






Item 5.    OTHER EVENTS.

           The information set forth in the attached exhibit reflects the Registrant's report of the unaudited consolidated results of its operations for the month ended November 30, 1998, the first month since it completed its merger and acquisition of XXCAL, Inc. and XXCAL Limited effective on October 30, 1998.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibit A - Unaudited condensed consolidated statement of income for the Registrant for the month ended November 30, 1998

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

December 22, 1998                              NATIONAL TECHNICAL SYSTEMS, INC.

                                               By /s/ Lloyd Blonder
                                                  -----------------------------
                                                  Lloyd Blonder
                                                  Senior Vice President / CFO

                                          EXHIBIT A

                     Unaudited Condensed Consolidated Statement of Income
                              Month Ended November 30, 1998 (1)



Revenues                                                      $      7,008,000

Cost of sales                                                        4,868,000
                                                               ---------------

     Gross profit                                                    2,140,000

Selling, general and administrative expense                          1,509,000
                                                               ---------------

     Operating income                                                  631,000

Other income (expense):
   Interest expense, net                                             (103,000)
   Other                                                               (2,000)
                                                               ---------------

Total other expense                                                  (105,000)
                                                               ---------------

Income before income taxes and minority interest                       526,000

Income taxes                                                           210,000
                                                               ---------------

Income before minority interest                                        316,000

Minority interest                                                      (4,000)
                                                               ---------------

Net income                                                    $        312,000
                                                               ===============


Basic earnings per common share:                              $           0.04
                                                               ===============

Diluted earnings per common share:                            $           0.04
                                                               ===============

Weighted average common shares outstanding                           8,312,000
Dilutive effect of stock options                                       321,000
                                                               ---------------
Weighted average common shares outstanding, assuming dilution        8,633,000
                                                               ===============


(1) The results of operations for the month ended November 30, 1998 are not necessarily indicative of the results expected for the full year.